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                                AMENDMENT NO. 3

                                     TO

                       SALARY DEFERRAL SAVINGS PROGRAM OF
                          WELLPOINT HEALTH NETWORKS INC.

                    (As Amended and Restated January 1, 1997)

                       (As Amended through October 1, 1997)


     The Salary Deferral Savings Program of WellPoint Health Networks Inc., ("Plan") is further amended as follows:

1. Effective November 1, 1998, Section 5.02(a) of the Plan is clarified, in its entirety, to read as follows:

     GENERAL RULE. Except as provided in (b) below, Matching Contributions will equal 75% (or a greater of lesser percentage determined by each Participating Company before the payroll period) of the Salary Deferral Contribution that the Participant directed during the Plan Year, while eligible for Matching Contributions as provided in Section 5.02(g) of the Plan. Notwithstanding the foregoing, Salary Deferral Contributions in excess of 6% of a Participant's Compensation for the period that he or she is match eligible for a Plan Year (or such greater or lesser percentage determined by each Participating Company before the payroll period) will not be matched. To the extent administratively feasible, Matching Contributions will be credited to a Participant's Account on a payroll period by payroll period basis.

2. Effective November 1, 1998, Section 5.02(b) of the Plan is clarified, in its entirety, to read as follows:

     GRANDFATHERED MATCH. For Participants with 10 or more but less than 20 Years of Service at the beginning of the first payroll period ending on or after January 1, 1997, Matching Contributions will equal 85% of the Salary Deferral Contribution that the Participant directed during the Plan Year, while eligible for Matching Contributions as provided in
     Section 5.02(g) of the Plan. For Participants with 20 or more Years of Service at the beginning of the first payroll period ending on or after January 1, 1997, Matching Contributions will equal 100% of the Salary Deferral Contribution that the Participant directed during the Plan Year, while eligible for Matching Contributions as provided in Section 5.02(g) of the Plan. Notwithstanding the foregoing, Salary Deferral

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     Contributions in excess of 6% of a Participant's Compensation for the period that he or she is match eligible for a Plan Year will not be matched. To the extent administratively feasible, Matching
     Contributions will be credited to a Participant's Account on a payroll period by payroll period basis.

     IN WITNESS WHEREOF, WellPoint Health Networks Inc. has caused this Amendment to be executed this 30th day of November, 1998


WELLPOINT HEALTH NETWORKS INC.


By: /s/ J. Thomas Van Berkem
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